                                                                   Exhibit 10.1



                 INSURANCE ADMINISTRATION AND SERVICES AGREEMENT
                    TERMINATION AND INTERIM SERVICES ADDENDUM
                                (the "Addendum")

         Effective as of August 1, 2000 (the "Addendum Effective Date")

         WHEREAS, Insurance Management Solutions, Inc. (the "Administrator"), International Catastrophe Insurance Managers, LLC (the "General Agent") and Clarendon National Insurance Company (the "Company"; the Administrator, the General Agent and the Company are hereinafter collectively referred to as the "Parties") entered into an Insurance Administration and Services Agreement effective as of April 1, 1999 (the "Policy Administration Agreement"), for the supervision and administration by the Administrator on behalf of the General Agent of the Company's policies (the "Policies"; individually a "Policy") produced by the General Agent pursuant to the General Agency Agreement between the Company and the General Agent dated as of October 1, 1998 (the "Agency Agreement"); and

         WHEREAS, the Parties desire that the General Agent assume the supervision and administration of the Policies; that until the General Agent assumes all aspects of such supervision and administration, the Administrator remain responsible for the performance of certain duties and responsibilities with respect to the Policies; and that upon the General Agent's assumption of such supervision and administration, but in no event later than February 1, 2001, the Policy Administration Agreement be terminated.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Addendum, the Parties agree as follows:

I.       MODIFICATION AND CONTINUED EFFECTIVENESS OF POLICY ADMINISTRATION
         AGREEMENT.

         As of the Addendum Effective Date:

         (a) the Administrator shall perform certain duties as set forth in SCHEDULE A, "ADMINISTRATOR'S RESPONSIBILITIES; FEES", attached hereto and forming part of this Addendum, which duties are set forth in the column titled "Process/Function" in SCHEDULE A;

         (b) the Administrator shall perform each Process/Function set forth in SCHEDULE A in accordance with the requirements set forth in the column titled "Specific Requirements" in SCHEDULE A;




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         (c)      in the event the Administrator fails to perform its
                  Process/Functions in accordance with the Specific Requirements, as set forth on the column titled "Definition of Failure" in SCHEDULE A, then in such event the Administrator shall be liable for fees (hereinafter "Fees") as are provided in SCHEDULE A;

         (d) all Fees incurred in excess of one thousand ($1,000) dollars per calendar month ("Excess Fees") shall be credited or paid as follows:

                  (i) in the event the outstanding principal due under a certain Secured Promissory Note (the "Note") of even date attached hereto as SCHEDULE B and forming part of this Addendum exceeds fifty thousand ($50,000) dollars, such Excess Fees shall be applied against the Note and shall reduce the principal balance to the extent of such Excess Fees;

                  (ii)     in the event the outstanding principal balance of the
                           Note is equal to or less than $50,000, any Excess Fees in an amount up to $50,000 shall reduce the principal balance to the extent of such Excess Fees, and the balance, if any, shall be payable to ICAT upon demand;

                  (iii) in the event the Note is paid in full, any Excess Fees shall be payable to ICAT upon demand, however in no event shall Excess Fees payable to ICAT in any calendar month exceed $50,000, and IMS shall be excused from payment of any Excess Fees incurred during any calendar month after the Note is paid in full to the extent such Excess Fees exceed $50,000; and

                  (iv) notwithstanding anything herein to the contrary, in the event and to the extent ICAT shall be in default under the Note, Excess Fees shall not be applied against the Note or payable to ICAT;

         (e) in the event IMS fails to provide any report to ICAT, as requested in writing by ICAT, during the term of this Agreement, such obligation shall survive the termination of this Agreement;

         (f) to the extent that any provision of the Policy Administration Agreement conflicts with any provision of SCHEDULE A, the provision of SCHEDULE A shall govern;




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         (g)      the Administrator's authority to issue binders or Policies under the Policy Administration Agreement is hereby terminated;

         (h) the obligation of the General Agent to pay, and the right of the Administrator to receive, a Servicing Fee pursuant to
                  Article 2 of the Policy Administration Agreement is hereby terminated;

         (i) Article 7 of the Policy Administration Agreement is hereby amended by changing the address of the General Agent to the following:

                           International Catastrophe Insurance Managers, LLC 2995 Wilderness Place, Suite 1NE
                           Boulder, Colorado 80301
                           Attention: Edmund J. Kelly, Chief Financial Officer
                  and

         (j) all other provisions of the Policy Administration Agreement, to the extent they do not conflict with any provision of this Addendum, including without limitation any Schedule hereto, shall remain in full force and effect until the Termination Date, as defined below.

II.      TERMINATION DATE.

         The Policy Administration Agreement shall terminate on the Termination Date, which shall be the earlier of:

         (a) the date that the General Agent gives written notice to the other Parties that it will assume all responsibilities to administer and service the Policies;

         (b) the date that the Policy Administration Agreement is terminated in accordance with the provisions of Section 8.2 thereof; or

         (c)      February 1, 2001.

III.     FINANCING.

         IMS agrees to advance the sum of five hundred thousand ($500,000) dollars to ICAT in four equal weekly installments of one hundred twenty five thousand ($125,000) dollars, the first installment to be advanced to ICAT no later than the




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         Addendum Effective Date, and the second, third and fourth installments to be advanced to ICAT no later than one, two and three weeks, respectively, from the Addendum Effective Date. To secure the repayment of such advances, ICAT shall execute and deliver to IMS a Note in the form attached hereto as SCHEDULE B and a Security Agreement attached hereto as SCHEDULE C. In the event IMS fails to advance the foregoing sums, or any part thereof, to ICAT, then in such event ICAT, upon notice to IMS, may terminate this Addendum ab initio.

IV.      LATE CHARGE.

         Any Excess Fees payable to ICAT pursuant to Section I, paragraph (d)
         (ii) and (iii) hereof not received by ICAT within ten (10) days of ICAT's demand therefor shall be subject to, and it is agreed that ICAT shall collect thereon and therewith a "late charge" in the amount of three (3%) per cent of the payment upon any and all such delinquent Excess Fees. Said "late charge" shall be immediately due and payable upon demand.

V.       CLAIMS ADMINISTRATION AGREEMENT.

         Nothing in this Addendum shall affect the Claims Administration Agreement between the Parties dated as of December 8, 1999 (the "Claims Administration Agreement"), which shall remain in full force and effect unless and until the authority of the Administrator thereunder is suspended, or the Claims Administration Agreement is terminated, in accordance with the provisions thereof.

VI.      RELEASES; CONFIDENTIALITY.

         (a) Release of Administrator by General Agent and Company.

                  The General Agent and the Company hereby release and forever discharge the Administrator, its subsidiaries and affiliated entities, and their respective officers, directors, employees, agents, representatives and attorneys, and their respective successors and assigns, and each and all thereof, from and after the Addendum Effective Date from any and all manner of demands, debts, dues, sums of money, accounts, claims, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, actions, suits, judgments and executions, whatsoever, direct or indirect, which the General Agent or the




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                  Company, their subsidiaries and affiliated entities, and their respective officers, directors, employees, representatives and agents, and their respective successors and assigns, and each and all thereof, ever had or has as of the Addendum Effective Date, as a result of being a party to the Policy
                  Administration Agreement, or otherwise arising out of or relating to the Policy Administration Agreement; PROVIDED, HOWEVER, that this paragraph does NOT release the Administrator, its subsidiaries and affiliated entities, and their respective officers, directors, employees, agents, representatives and attorneys and their respective successors and assigns, from any claim arising from or in connection with:

                  (i) this Addendum, including without limitation any Schedule hereto;

                  (ii) the Claims Administration Agreement, including without limitation any provision thereunder which concerns or involves the use by the Administrator or transmission by the Administrator to a person or entity not a party to the Claims Administration Agreement of any data respecting a Policy or Policies;

                  (iii) any provision of the Policy Administration Agreement respecting Trust Funds, as defined in Section 9.3 of the Policy Administration Agreement, regardless of whether such claim arose before, on or after the Addendum Effective Date; and

                  (iv) any provision of the Policy Administration Agreement, as modified by this Addendum, where such claim arises after the Addendum Effective Date.

         (b)      Release of General Agent and Company by Administrator.

                  The Administrator hereby releases and forever discharges the General Agent and the Company, their subsidiaries and affiliated entities, and their respective officers, directors, employees, agents, representatives and attorneys, and their respective successors and assigns, and each and all thereof, from and after the Addendum Effective Date from any and all manner of demands, debts, dues, sums of money, accounts, claims, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, actions, suits, judgments and executions, whatsoever, direct or indirect, which the Administrator, its subsidiaries and affiliated entities, and their respective officers, directors, employees, representatives and agents, and their respective successors and assigns, and each and all thereof, ever had or has as of the




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                  Addendum Effective Date, as a result of being a party to the
                  Policy Administration Agreement, or otherwise arising out of or relating to the Policy Administration Agreement; PROVIDED, HOWEVER, that this paragraph does NOT release the General Agent and the Company, their subsidiaries and affiliated entities, and their respective officers, directors, employees, agents, representatives and attorneys and their respective successors and assigns, from any claim arising from or in connection with:

                  (i) this Addendum, including without limitation any Schedule hereto;

                  (ii)     the Claims Administration Agreement; and

                  (iii) any provision of the Policy Administration Agreement, as modified by this Addendum, where such claim arises after the Addendum Effective Date.

         (c)      Releases Freely and Voluntarily Executed, etc.

                  The mutual releases contained in this Section VI are freely and voluntarily executed by the Parties hereto, and each Party acknowledges that it has been advised by its own attorneys, and has performed its own investigation of all relevant information and data necessary to make an informed decision prior to executing this Addendum. The Parties executing this Addendum do not rely on any inducements, silence, promises or representations made by the other Parties hereto (or their attorneys, agents, employees or other representatives), except for promises and representations contained within this Addendum. Furthermore, no inducement, promise or representation has been made by any Party hereto, except as set forth herein.

         (d)      No Other Releases.

                  The provisions hereof are not intended to effect, and shall not be construed as effecting, any release of the General Agent by the Company or of the Company by the General Agent.

         (e)      Confidentiality.

                  The Parties agree to keep the existence and terms of this Addendum confidential. No information concerning this Addendum may be disclosed to any person or entity not a party to this Addendum (other than persons or entities with a need to know any such information, including without




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                  limitation: reinsurers of the Company; directors, officers and employees of any of the Parties; investment bankers, investors and lendors of the General Agent; and members of the General Agent's Advisory Council) except:

                  (i) pursuant to the advance written approval of the other Parties; or

                  (ii) pursuant to any order of any court, or any statute, regulation or order of any governmental authority, having jurisdiction, compelling such disclosure.

IN WITNESS WHEREOF, the parties have executed this Addendum through their duly authorized officers as of the day and year first above written.


For and on behalf of the
Administrator:                             INSURANCE MANAGEMENT SOLUTIONS, INC.


                                           By: _________________________

For and on behalf of the
General Agent:                             INTERNATIONAL CATASTROPHE
                                           INSURANCE MANAGERS, LLC


                                           By: __________________________


For and on behalf of the
Company:                                   CLARENDON NATIONAL INSURANCE
                                           COMPANY


                                           By: __________________________









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

               SCHEDULE A: ADMINISTRATOR'S RESPONSIBILITIES; FEES


         PROCESS/FUNCTION                      SPECIFIC REQUIREMENTS                           DEFINITION OF FAILURE
1  Billing - Processing of        Timely and accurate billing to insured with         Non-timely mailing of the billing
   endorsements/cancellations     copy to agent and ICAT for endorsements and         statement; inaccurate information on
                                  cancellations; needs to be mailed within 2          statement including: inaccurate insured,
                                  business days of receipt from ICAT.                 agency, amount, mailing address or
                                                                                      policy number; duplicate processing of
                                                                                      the change; improper distribution, etc.

2  Billing - Wholesalers          Timely and accurate billing to wholesalers          Non-timely mailing of statements to
                                  for new and renewal business bound by               ICAT; inaccurate information on
                                  wholesaler. Draft wholesaler statements             statements including: inaccurate
                                  forwarded and received by ICAT by 5th               insured, agency, amount, mailing address
                                  business day of the month not to exceed the         or policy number; duplicate processing
                                  10th calendar of the month. ICAT                    of the change, improper distribution,
                                  edited/approved wholesaler statements mailed        calculation of commission, etc.
                                  by the 10th of the month via overnight
                                  delivery within 1 business day after ICAT
                                  has provided edits to IMSG. ICAT mails to
                                  wholesalers and charges mailing costs back
                                  to IMSG.

3  Billing - Installment          Timely and accurate billing of installment          Non-timely mailing to insured;
   Payments                       payments. Billings to be mailed to insured          inaccurate information on statement
                                  30 days prior to due date.                          including: inaccurate insured name,
                                                                                      mailing address, amount due, policy
                                                                                      number; duplicate processing of
                                                                                      installment payment, improper
                                                                                      distribution, past due and/or
                                                                                      cancellation notice improperly sent due
                                                                                      to late processing into AS400, etc.

4  Disbursements - Agency         Timely and accurate production of commission        Non-timely production of commission
   Commission Statements and      statements to retailers. Draft retailer             statements and checks to retailers;
   Checks                         statements forwarded to and received by             inaccurate information on statement or
                                  ICAT by the 5th business day of the month not       checks including: inaccurate insured or
                                  to exceed the 10th calendar day of the month.       agency name, commission amount, mailing
                                  ICAT edited retailer commission statements and      address, policy number, improper
                                  checks mailed to ICAT via overnight delivery        distribution, etc.
                                  within 1 business day after ICAT has provided
                                  edits to IMSG. ICAT mails to retailers and
                                  charges mailing costs back to IMSG.

5  Disbursements - Refunds on     Timely processing within 5 business days of         Non-timely processing; inaccurate
   Cancellations/Endorsements     request received from ICAT, and accurate            information on statement including:
                                  disbursement to agency. Disbursements to            inaccurate insured or agency name,
                                  retailers must be mailed within 10 business         mailing address, policy number,
                                  days of receipt from ICAT. Disbursements to         duplicate processing of the change,
                                  wholesalers must be included in monthly             improper distribution, etc.
                                  statement.




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

         PROCESS/FUNCTION                      SPECIFIC REQUIREMENTS                           DEFINITION OF FAILURE
6  Collections - EFT for          Timely and accurate sweeping of retailers'          Non-timely processing of EFT; inaccurate
   Retailers                      accounts. Sweep within 5 business days of           amount swept, incorrect agency, policy
                                  receipt of policy data from ICAT. IMSG will         number, multiple sweeps, no notification
                                  notify ICAT of rejected bank information            to ICAT of unsuccessful sweep, etc. Non-
                                  within 1 business day from the date IMSG is         timely or inaccurate processing of
                                  advised of the rejection. Resubmitted EFT to        application of cash.
                                  be done within 3 business days after being
                                  provided with corrected EFT information from
                                  ICAT. Correct processing of application of
                                  cash to system within the same time frame.

7  Collections - Retailers        Maintain a post office box for daily                Non-timely depositing or processing of
   (Installment Billings)         collection and deposit of payments                  cash collected; inaccurate posting of
                                  received within 1 business day of receipt;          payment, inaccurate amount due, agency,
                                  correct processing of application of cash to        policy number, duplicate billing,
                                  system. If no paperwork is provided,                incorrect past due notice sent; deposit
                                  processing of payment will be delayed one           of cash into an incorrect bank account,
                                  business day. If unable to determine how to         etc. Non-timely notification to ICAT of
                                  process payment, ICAT will be notified after        inability to process payment.
                                  2nd business day.

8  Collections - Retailers        Daily collection and deposit of payments            Non-timely deposit of returned
   (Return Commissions)           received within 1 business days of receipt;         commission, late posting of payment,
                                  correct processing of application of cash to        posting incorrect amount, agency or
                                  system within same time frame. The foregoing        insured name, policy number, etc.
                                  time frame shall apply to payments received         Non-timely notification to ICAT as
                                  with proper documentation provided by               regards to exception processing
                                  Retailer. If proper documentation is not            requirements.
                                  provided, then "exception processing" time
                                  frame applies: Posting and deposit will occur
                                  within 2 business days after receipt of
                                  inadequately documented payment; in any event,
                                  if documentation cannot be reconciled by IMSG,
                                  IMSG will notify ICAT within 3 business days
                                  that reconciliation cannot be completed within
                                  the "exception processing" time frame.

9  Collections - Application of   Timely and accurate application of cash             Non-timely deposit of cash received from
   Cash from Wholesalers          received from wholesalers. Checks deposited         wholesalers; Non timely application of
                                  within 2 business days of receipt.                  cash to policy; inaccurate posting of
                                  Application of cash received will be applied        amount received, commission taken,
                                  to individual policies within 2 business days       agency or insured name, policy number,
                                  and up to 3 business days for those accounts        etc. Non-timely communication of any
                                  with exceptions. Any unresolved exceptions          unresolved exceptions to ICAT.
                                  will be communicated, including all relevant
                                  documentation, within 4 business days to ICAT
                                  for follow-up with the agency.

10 Collections - Cash             Timely and accurate transmittal of cash due         Non-timely settlement; inaccurate amount
   Settlement to ICAT             ICAT; minimum of weekly transmission from           transmitted; improper bank account
                                  PTA to designated ICAT operating account;           credited.
                                  transmission to ICAT Boulder account within 1
                                  business day of request. Settlement due on
                                  Monday evening for all activity processed
                                  through the preceding Friday. If Monday is a
                                  holiday, the next business day will be used.




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

         PROCESS/FUNCTION                      SPECIFIC REQUIREMENTS                           DEFINITION OF FAILURE
11 Reporting - CNIC               Statistical reporting for all ICAT products         Non-timely or inaccurate reports.
                                  (BOP, Property, EQ & Wind) by state to
                                  Clarendon (ISO specs) and the FWUA, quarterly
                                  and annually as required. Reporting is
                                  required to meet all calendar year 2000
                                  requirements. ICAT will provide appropriate
                                  clarification to IMSG as to the content and
                                  the timing of the required reports, as
                                  requested by IMSG.

12 Reporting - Reinsurers         Timely (to meet all monthly, quarterly and          Non-timely or inaccurate reports.
                                  annual reporting requirements) providing of
                                  information required to enable ICAT to prepare
                                  reinsurance reports. IMSG will provide all
                                  required information to enable ICAT to prepare
                                  the reinsurance reports required to meet the
                                  calendar year 2000 requirements, regardless of
                                  the date the transition period is terminated.
                                  IMSG will be given 15 business days from
                                  request of data to provide such data to ICAT.

13 Reporting - Premium Taxes,     Timely submission of information required           Non-timely or inaccurate reports.
   Boards, Bureaus and Fees       for ICAT and CNIC to meet all quarterly and
                                  annual reporting for premium taxes, boards,
                                  bureaus and fee reports in the various states
                                  that ICAT has business through calendar year
                                  2000. IMSG will be given 15 business days from
                                  request of data to provide such data to ICAT.

14 Reporting - 1099's             Timely (For ICAT to meet annual reporting           Non-timely or inaccurate reports.
                                  requirements) and accurate preparation of
                                  all 1099 related reporting submitted to ICAT
                                  for approval prior to January 25, 2001.

15 Reporting - Aging              Daily EFT activity report on activity for the       Non-timely or inaccurate reports.
   Receivable Reports for         previous business day. This report will
   EFT's, Installment Billing,    include all EFT transactions completed for
   and Account Currents           the day, those awaiting completion, any
                                  failed EFT's (NSF) awaiting to be resubmitted
                                  and an analysis for any unusual activity. A
                                  monthly accounts receivable aging report on
                                  all collections activity by agency and insured
                                  (for installment payments). This report should
                                  also include an analysis discussing the nature
                                  of any overdue items. Monthly aging reports
                                  received by ICAT by the 5th business day for
                                  the previous month activity.

16 Reporting - Cancellation       Monthly report on all pending and executed          Non-timely or inaccurate reports.
   Reports                        cancellations to be received by ICAT by the
                                  5th business day after the end of the month
                                  under consideration. Copies of the individual
                                  cancellation notices to be provided to ICAT
                                  within 1 business day of the date issued by
                                  IMSG. Please refer to list of reports in the
                                  detailed business requirements for TX, CA and
                                  FL.




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

         PROCESS/FUNCTION                      SPECIFIC REQUIREMENTS                           DEFINITION OF FAILURE

17 Other - Claims                 "Ensure all policy data required for claims         Non-timely or inaccurate reports.
                                  is entered into system on a daily basis.

18 Other - Correspondence         Upon request from ICAT, ICAT must have
                                  access to copies of all correspondence sent by      Copies not provided to ICAT or access
                                  IMSG to Producers and/or insureds, i.e.             unavailable.
                                  cancellation notices, billing notices,
                                  commission statements, within 2 business days
                                  of ICAT's request. Electronic access to images
                                  is acceptable.

19 Other - Correspondence         ICAT must receive copies of all                     Non-timely receipt of correspondence by ICAT.
                                  correspondence from Producers within 2
                                  business days of receipt by IMSG.

20 Service - Accounting           Daily access to an Accounting/Customer              Access unavailable; untimely follow up
                                  Service Representative. Response from IMSG          response to inquiries.
                                  within 1 business day for any outstanding cash
                                  issues or customer service queries.

21 Service - I/S                  Access to an Account Manager and Product            Access unavailable.
                                  Coordinator to manage all ICAT services and
                                  responds to problems within 1 business day.

22 I/S - Web Hosting Transfer     Transition the icatmanagers.com domain              Non-timely transition.
                                  name to ICAT Managers (Change Request filed
                                  6/9/00).

23 I/S - Complete Policy          IMSG will implement the policy administration       Non-compliance.
   Administration Systems         system and process policies submitted by
   Required During the            ICAT for CA, OR, WA, TX, FL, AL, MS, NC, and
   Interim Period                 SC seventy-five calendar days after the
                                  filing for the state under consideration is
                                  received by IMSG from ICAT and the DBR's and
                                  functional specifications are agreed upon
                                  between IMSG and ICAT. The DBR and functional
                                  specifications will be completed following the
                                  IMSG SDLC utilizing a joint effort between
                                  ICAT and IMSG. The responsibility for the
                                  creation, writing and ultimate completion of
                                  the DBR's is IMSG's. ICAT's responsibility in
                                  the creation of the DBR's and functional
                                  specifications shall be limited to providing
                                  IMSG with the state filing and ICAT's DBR's
                                  pertaining to that state's website. ICAT will
                                  also make staff readily available to IMSG to
                                  answer questions and to provide additional
                                  documentation reasonably requested by IMSG.
                                  ICAT will complete its review within 3
                                  business days of receipt of the DBR's and the
                                  functional specifications from IMSG. In any
                                  event, it is agreed that IMSG will complete
                                  the DBR's and




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

         PROCESS/FUNCTION                      SPECIFIC REQUIREMENTS                           DEFINITION OF FAILURE

   I/S - Complete Policy          functional specifications within 10 business
   Administration Systems         days of receipt of the state filing, or so
   Required During the            deemed for purposes of determining whether
   Interim Period (continued)     the 75 calendar day time frame has been met.
                                  It is agreed that not more than 2 states shall
                                  be in the DBR/functional development stage at
                                  any point in time. ICAT shall determine which
                                  two states shall be in that stage should more
                                  than two exist at one time. Notwithstanding
                                  the foregoing, the implementation of the
                                  policy administration system for CA, FL and TX
                                  shall occur not later than September 15, 2000,
                                  and MS and AL not later than October 15, 2000.

24 Change Requests                IMSG will implement all change requests             Non-compliance.
                                  within 10 business days after receipt of a
                                  signed request from ICAT. IMSG will utilize
                                  the SDLC change request process for all
                                  changes requested. All changes to the policy
                                  administration system, database files,
                                  website, forms, and rating will require an
                                  implementation date agreed upon by both IMSG
                                  and ICAT. However, ongoing web maintenance,
                                  i.e., scripts run in production, establishing
                                  databases, installing new databases from
                                  backups, moving Cold Fusion files and
                                  directories, mid-day backups, etc., are
                                  critical to managing ICAT's production
                                  website. Such activities will be completed as
                                  soon as reasonably possible, but in no event
                                  more than 2 business days from the date of the
                                  request from ICAT, and such requests can be
                                  made by phone or email.

25 Policy Issuance: New,          ICAT will continue to bill IMSG for policy          Nonpayment of invoices within 10 business
   Renewal, Endorsements,         processing; including postage, labor,               days.
   Cancellations                  equipment and supplies needed to process
                                  policies during the transition period. Monthly
                                  charge-back from ICAT to IMSG is not to exceed
                                  $5,000, or the actual amount, whichever is
                                  less.

The term "business day" as used herein shall mean all work days, not including nationally recognized bank holidays and weekends. For purposes of this document, data received by IMSG after 2:00pm Eastern Time will be deemed "received" on the following business day.

                                                       EJK        CB         GO
                                                      ----       ---        ----
                                                      ICAT       IMS        CNIC

                                      FEES

Fees for failures as defined above will be assessed as follows.

1. Non-timely failures and access unavailable will result in a deduction to the outstanding loan amount due IMSG of $100 per day per policy for all Fees applicable to each policy.

2. Inaccuracies will result in a deduction to the outstanding loan amount due IMSG of $100 per policy not to exceed $100 per day per policy for all Fees applicable to each policy.

3. Non-compliance will result in a deduction to the outstanding loan amount due IMSG of $1000 per day.

4. Any penalties, late fees, etc., assessed ICAT from local, state or federal agencies will result in a deduction to the outstanding loan amount due IMSG for the amount assessed if such penalties, late fees, etc., were caused by IMSG as a result of not performing under the Interim Services Agreement.

5. In the event that Fees reach $10,000 in the aggregate, all subsequent Fees will double in amount.

6. In the event IMSG incorrectly returns policy fees and/or inspection fees, IMSG will reimburse ICAT for the fees incorrectly returned. IMSG shall have no right against ICAT, its Producers, or its policyholders to recover such fees.

7. It is agreed that IMSG shall have a Fee allowance of $1,000 per month; i.e., the first $1,000 of Fees incurred by IMSG, per month, shall be waived and forgiven.

ICAT will provide timely notification to IMSG of any failures and prepare a monthly report summarizing the failures and Fees to be offset against the outstanding loan.

                                                       EJK        CB         GO
                                                      ----       ---        ----
                                                      ICAT       IMS        CNIC

                                                                     SCHEDULE B




                            SECURED PROMISSORY NOTE


$500,000, or such lesser                                      Boulder, Colorado
amount as provided below.                                     August 1, 2000


         FOR VALUE RECEIVED, INTERNATIONAL CATASTROPHE INSURANCE MANAGERS, LLC ("ICAT"), of 2995 Wilderness Place, Boulder, Colorado 80301, promises to pay to the order of INSURANCE MANAGEMENT SOLUTIONS, INC. ("IMS"), of 360 Central Avenue, St. Petersburg, Florida 33701, at the aforesaid address of IMS or such other place as IMS may direct by written notice to ICAT, the principal amount equal to sums advanced by IMS to ICAT under the Insurance Administration and Services Agreement Termination and Interim Services Addendum between ICAT, IMS and Clarendon National Insurance Company effective as of August 1, 2000 (hereinafter called the "Addendum"), which principal amount shall not exceed FIVE HUNDRED THOUSAND ($500,000) DOLLARS, in monthly payments commencing on September 30, 2000 and continuing on the last day of each succeeding month until such time as the entire principal has been paid to IMS. Each monthly payment shall be equal to the greater of (a) TEN THOUSAND ($10,000) DOLLARS, or
(b) ONE AND ONE HALF (1 1/2%) PERCENT of Net Written Premium for Policies (as such term is defined in the Insurance Administration and Services Agreement between ICAT, IMS and Clarendon National Insurance Company dated as of October 1, 1998) issued on or after the date hereof. NINETY TWO AND ONE HALF (92 1/2%) PERCENT of each monthly payment shall be applied to the reduction of the principal due under this Note and SEVEN AND ONE HALF (7 1/2%) PERCENT of each monthly payment shall be interest under the Note. The principal due shall be reduced from time to time by one hundred (100%) percent of the Excess Fees (as such term is defined in, and as provided in the Addendum).

         1. Subordination. All payments to be made under this Note are subject and subordinate to all payments to be made under: (1) the Amended and Restated Secured Promissory Note dated May 12, 1999 made by ICAT to E.W. Blanch Holdings, Inc.; and (2) the Convertible Promissory Note dated December 1, 1999 made by ICAT to Renaissance US Holdings, Inc. (collectively the "Other Notes"). Provided however, and notwithstanding anything contained in this Note or the Other Notes to the contrary, ICAT shall make all payments due under, and perform all obligations contained in this Note, as fully and completely as if the Other Notes did not exist, unless and until a default (beyond all applicable grace and cure periods) shall occur under either or both of the Other Notes (an "Other Note Default"), and such Other Note Default shall be continuing,

                                                                            EJK
                                                                           ----
                                                                           ICAT
in which case the payment obligation contained in this Note shall be suspended until such Other Note Default is cured. Provided however, nothing contained in this Section 1 shall alter, expand, increase, impair or diminish IMS's rights against ICAT under this Note, or under the Addendum or Security Agreement, including without limitation Paragraph 3, "Subordination" thereof, being executed by ICAT in favor of IMS on or about the date hereof. Further, upon the curing of any Other Note Default, all payments that have accrued under this Note shall become immediately due and payable in full, retroactive to the date of suspension of payment.

         2. Security. This Note is secured by a Security Agreement of ICAT in favor of IMS dated the date hereof covering certain collateral, all as more particularly described and provided in said Security Agreement, and is entitled to the benefits thereof.

         3. Prepayment. This Note may be prepaid in part or in its entirety at anytime, without penalty, and the entire amount of any prepayment shall be applied to the reduction of the outstanding principal balance. When the outstanding principal balance has been reduced to zero, ICAT shall have no liability to make any further payment to IMS under this Note.

         4. Waiver of Presentment, etc. ICAT waives (i) presentment and demand for payment, notice of non-payment, notice of dishonor, protest and notice of protest of this note, and (ii) any defense of laches or statute of limitations in any action brought on this note by the holder.

         5. Amendment and Waiver. No term or condition of this Note may be amended or waived except by a writing signed by ICAT and IMS, and no executed written waiver shall extend to or affect any obligation or agreement not expressly waived or impair any rights consequent thereon.

         6. Events of Default; Remedies. If any of the following events (Events of Default) shall occur, whatever the reason therefor and whether it shall be voluntary or involuntary or by operation of law, or otherwise, that is to say:

                  (a) default shall be made in the performance of any covenant, term or agreement contained in this Note which shall not be cured within ten (10) days of notice thereof; or

                  (b) ICAT shall (i) apply for or consent to the appointment of a receiver, custodian, trustee or liquidator of itself or all or a substantial part of its assets, (ii) make an assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code, as same may be amended, (iv) or acquiesce to any petition

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                                                                           ----
                                                                           ICAT
filed against it in an involuntary case under the Federal Bankruptcy Code, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, or (vi) fail for a period of ninety (90) days or longer to dismiss or stay any involuntary proceeding commenced against it in any court seeking the liquidation, reorganization, dissolution or composition or readjustment of its debts or assets, or the appointment of a receiver, trustee, custodian, liquidator, or the like, of it or a substantial part of its assets; then upon the occurrence of an Event of Default, IMS may declare the unpaid principal balance, as reduced by any Fees, to be, and the same shall forthwith become, due and payable.

         7. Late Charge. Any installment not received within ten (10) days when due shall be subject to, and it is agreed that IMS shall collect thereon and therewith a "late charge" in the amount of three (3%) percent of the payment on each such delinquent installment. Said "late charge" shall be immediately due and payable upon demand.

         8. Attorney's Fees. ICAT agrees to pay IMS reasonable attorney's fees and costs, whether or not an action be brought, for the services of counsel employed after maturity or default to collect this Note or any principal or interest due hereunder, or to protect the security, if any, or to enforce the performance of any other agreement contained in this Note or any instrument of security executed in connection with the loan evidenced hereby, including costs and attorney's fees on any appeal, or in any proceedings under the National Bankruptcy Code or in any post judgment proceedings.

         9. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, and any dispute arising out of or relating to this Note shall be resolved in accordance with Article 6 of the Policy Administration Agreement.

         10. Documentary Stamps. This instrument was made, executed and delivered outside the State of Florida, and no Florida documentary stamp tax is due thereon in accordance with F.A.C. 12B-4.053(35).


         IN WITNESS WHEREOF, ICAT, by its duly authorized officer, has executed this Note the day and year first above written.


                              INTERNATIONAL CATASTROPHE INSURANCE MANAGERS, LLC


                              By:
                                 ----------------------------------------------

                                                                            EJK
                                                                           ----
                                                                           ICAT

                                                                     SCHEDULE C




                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Agreement") is entered into as of August 1, 2000 by International Catastrophe Insurance Managers, LLC, a Delaware limited liability company ("ICAT") in favor of Insurance Management Solutions, Inc., a Florida corporation ("IMS").

         WHEREAS, ICAT, IMS and Clarendon National Insurance Company ("CNIC") are parties to that certain Insurance Administration and Services Agreement entered into as of April 1, 1999 (the "Policy Administration Agreement"); and

         WHEREAS, ICAT, IMS and CNIC have entered into that certain Insurance Administration and Services Agreement Termination and Interim Services Addendum of even date hereof (the "Addendum"), in connection with which ICAT has made that certain Secured Promissory Note in favor of IMS of even date hereof (the "Note") (the Policy Administration Agreement, the Addendum, the Note and this Agreement are hereinafter collectively called the "Loan Documents");

         NOW, THEREFORE, the parties agree as follows:

         1. Definitions and Incorporation by Reference. Unless the context otherwise requires, all terms used but not expressly defined herein which are defined in the New York Uniform Commercial Code (the "Code") shall have the same meaning herein as the Code. All of the terms, provisions and definitions of the Policy Administration Agreement, the Addendum and the Note are hereby incorporated herein by reference as though set forth in full herein.

         2. Grant of Security Interest. ICAT hereby grants to IMS a security interest in the Collateral to secure the payment and performance of all of the Obligations (defined below). The collateral in which IMS is granted a security interest by this Agreement (collectively, the "Collateral") is described on Exhibit A.

         3. Subordination. The security interest created by this Agreement is subject and subordinate to: (1) the Amended and Restated Security Agreement dated May 12, 1999 made by ICAT to E. W. Blanch Holdings, Inc., and
(2) the Convertible Promissory Note dated December 1, 1999 made by ICAT to Renaissance US Holdings, Inc.

                                                                     EJK     CB
                                                                    ----    ---
                                                                    ICAT    IMS

         4. Obligations Secured. The obligations secured hereby (collectively the "Obligations") are the payment and performance of: (a) all present and future obligations, liabilities and indebtedness of ICAT to IMS pursuant to the loan evidenced by the Note, as amended, modified and renewed from time to time; (b) all costs, including reasonable attorneys' fees, incurred by IMS from time to time to enforce this Agreement and maintain, preserve and collect and realize upon the Collateral; and (c) all obligations of ICAT and rights of IMS under this Agreement.

         5. Termination. This Agreement will terminate upon: (i) the full performance of all Obligations of ICAT to IMS, including without limitation the payment of all indebtedness of ICAT evidenced by the Note, to IMS; and (ii) the satisfaction and termination of all Loan Documents by IMS.

         6. Warranties of ICAT. ICAT represents and warrants with respect to the Collateral and proceeds thereof (collectively the "Proceeds"): (i) ICAT is the owner thereof; (ii) ICAT has the right to pledge the Collateral and Proceeds; and (iii) all Collateral and Proceeds are genuine; free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as set forth in Paragraph 3, "Subordination", hereof.

         7.       Covenants of ICAT.

                  (a) ICAT agrees: (i) to pay indebtedness secured by this Agreement, and perform all Obligations when due; (ii) to pay all expenses, including reasonable attorneys' fees and costs, expended or incurred by IMS in the perfection, preservation, realization, enforcement and exercise of its rights, powers, privileges and remedies hereunder; (iii) to permit IMS to exercise its powers; (iv) to execute and deliver such documents as IMS deems necessary to create, perfect and continue the security interests contemplated hereby; (v) not to permit any lien, other than as set forth in Paragraph 3, "Subordination" hereof, on the Collateral or Proceeds, except in favor of IMS or unless it is subordinated, in writing, to the lien of IMS, as preapproved in writing by IMS, on terms acceptable to IMS in its sole discretion; and (vi) not to change its location of the Collateral, or the chief place of business or the place where ICAT keeps its records concerning the Collateral and Proceeds without first giving IMS thirty (30) days prior written notice of the address to which the same is moving.

                  (b) ICAT agrees: (i) to keep complete and accurate records regarding all

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                                                                    ----    ---
                                                                    ICAT    IMS

Collateral and Proceeds; (ii) not to sell, hypothecate or otherwise dispose of any Collateral or Proceeds subject hereto at any time, except in the ordinary course of business; provided, however, that this shall not prevent ICAT from selling a membership interest in ICAT to any party in any amount at any price;
(iii) at IMS's request, notify any account debtors or any other persons of IMS's interest in the Collateral and Proceeds; (iv) to provide any reasonable service and do any other acts or things necessary to keep the Collateral and Proceeds free and clear of all defenses, rights of offset, counterclaims, liens, encumbrances and security interests (other than as set forth in Paragraph 3, "Subordination" hereof); (v) keep all Collateral in good condition, and defend all Collateral against the claims and demands of all persons at any time claiming an interest therein adverse to IMS (other than those set forth in paragraph 3, "Subordination", hereof); and (vi) promptly furnish to IMS any information with respect to the Collateral reasonably requested from time to time by IMS.

         8. Powers of IMS. ICAT appoints IMS its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by IMS's officers and employees, or any of them, at any time ICAT is in default: (a) to perform any obligation of ICAT hereunder in ICAT's name or otherwise; (b) to liquidate any time deposit pledged to IMS hereunder prior to its maturity date and to apply the proceeds thereof to payment of the indebtedness, notwithstanding the fact that such liquidation may give rise to penalties for early withdrawal of funds; (c) to notify any person obligated on any security, instrument or other document subject to this Agreement of IMS's rights hereunder; (d) to demand and to collect by legal proceedings or otherwise all interest, principal or other sums now or hereafter payable upon or on account of the Collateral or Proceeds; (e) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral or Proceeds, and in connection therewith to deposit or surrender control of the Collateral and Proceeds, accept other property in exchange for the Collateral or Proceeds, and do and perform such other acts and things as IMS may deem proper, and any money or property received in exchange for the Collateral or Proceeds may be applied to the indebtedness or held by IMS under this Agreement; (f) to make any compromise or settlement IMS deems desirable or proper in respect of the Collateral and Proceeds; and (g) to protect and preserve the Collateral and Proceeds.

         9. IMS's Care and Delivery of Collateral. IMS's obligation with respect to Collateral and Proceeds in its possession shall be strictly limited to the duty to exercise reasonable care in the custody and preservation of such Collateral and Proceeds, and

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                                                                    ----    ---
                                                                    ICAT    IMS
such duty shall not include any obligation to ascertain or to initiate any action with respect to or to inform ICAT of maturity dates, conversion, call or exchange rights, or offers to purchase the Collateral or Proceeds, or any similar matters, notwithstanding IMS's knowledge of the same. IMS shall have no duty to take any steps necessary to preserve the rights of ICAT against prior parties, or to initiate any action to protect against the possibility of a decline in the market value of the Collateral or Proceeds. IMS shall not be obligated to take any action with respect to the Collateral or Proceeds requested by ICAT, unless such request is made in writing, and IMS determines, in its sole discretion, that the requested action would not reasonably jeopardize the value of the Collateral or Proceeds as security for the indebtedness. IMS may at any time deliver the Collateral and Proceeds, or any part thereof, to ICAT, and the receipt thereof by ICAT shall be a complete and full acquittance for the Collateral and Proceeds so delivered, and IMS shall thereafter be discharged from any liability or responsibility therefor.

         10. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance of any Obligation; (b) any representation or warranty made by ICAT herein shall prove to be at any time incorrect in any material respect; (c) any sale or transfer of all or a substantial or material part of ICAT's assets other than in the ordinary course of business; or (d) a default shall occur under any of the Loan Documents.

         11.      Remedies.

                  (a) Upon the occurrence of any Event of Default, IMS shall have the right to declare immediately due and payable all indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to ICAT without presentment, demand, protest or notice of dishonor, all of which are expressly waived by ICAT. IMS shall have all other rights, privileges, powers and remedies granted to a secured party upon default under the Code or otherwise provided by law, including without limitation the right to contact any persons obligated to ICAT on Collateral and to instruct such persons to deliver all Proceeds directly to IMS. The rights, privileges, powers and remedies of IMS shall be cumulative. No delay, failure or discontinuance of IMS in exercising any right, power, privilege or remedy shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by IMS of any default hereunder, or

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                                                                    ----    ---
                                                                    ICAT    IMS
any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

                  (b) While ICAT is in default: (i) IMS may, at any time and at IMS's sole option, liquidate any time deposits pledged to IMS hereunder, whether or not said time deposits have matured and notwithstanding the fact that such liquidation may give rise to penalties for early withdrawal of funds;
(ii) IMS may appropriate the Collateral and apply all Proceeds toward repayment of the indebtedness in such order of application as IMS may from time to time elect or, at IMS's sole option, place any Proceeds in the cash collateral account; and (iii) ICAT will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to IMS at a reasonably convenient place designated by IMS.


         12. Disposition of Collateral and Proceeds. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by IMS to the payment of expenses incurred by IMS in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by IMS toward the payment of the indebtedness and in such order of application as IMS may from time to time elect.

         13. Further Assurances and Power of Attorney. ICAT will execute and deliver to IMS, at IMS's request, at any time and from time to time, such financing statements and other instruments (and pay the cost of filing or recording the same in all public offices reasonably deemed necessary or desirable by IMS) and do such other acts and things as IMS may reasonably deem necessary or desirable in order to establish, maintain and perfect a valid security interest in the Collateral and Proceeds in favor of IMS (free and clear of all other security interests, liens, charges, encumbrances and other claims, whether voluntarily or involuntarily created, except as permitted herein including without limitation as noted in Paragraph 3, "Subordination", hereof) or in order to facilitate the collection of the Collateral.

         14. ICAT Remains Liable. Anything herein to the contrary notwithstanding: (a) ICAT shall remain liable for under the contracts and agreements contained in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by IMS of any of its rights hereunder shall not release ICAT from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c)

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                                                                    ----    ---
                                                                    ICAT    IMS

IMS shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall IMS be obligated to perform any of the obligations or duties of ICAT thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         15. Costs, Expenses and Attorneys' Fees. ICAT shall reimburse IMS for all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, made or incurred by IMS in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to ICAT, including without limitation the seeking of relief from or modification of the automatic stay, the negotiation and drafting of a cash collateral order, or any proceeding in bankruptcy relating to the valuation of the Collateral and/or Proceeds. All of the foregoing shall be paid to IMS by ICAT immediately and without demand, together with interest at a rate of seven and one half (7 1/2) percent per annum.

         16. Notices. All notices or demands of any kind which IMS may be required or desires to serve upon ICAT under the terms of this Agreement shall be served upon ICAT in accordance with Article 7 of the Policy Administration Agreement, as amended by the Addendum.

         17. Successors, Assigns; Governing Law. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and shall be governed by and construed in accordance with the laws of the State of New York. Any dispute arising out of or relating to this Agreement shall be resolved in accordance with Article 6 of the Policy Administration Agreement.

         18. Severability of Provisions. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provision of this Agreement.

         19. Controlling Agreement. To the extent that this Agreement conflicts with or is in any way incompatible with any other Loan Document concerning the Obligations, the Note shall control over any other Loan Document, and if the Note does not address an issue, then each other Loan Document shall control to the extent that it deals most specifically with an issue.

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                                                                    ICAT    IMS

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day above first written.

                                           INTERNATIONAL CATASTROPHE INSURANCE
                                           MANAGERS, LLC


                                           By:
                                              --------------------------------
                                           Title:
                                                 -----------------------------



                                           INSURANCE MANAGEMENT SOLUTIONS, INC.


                                           By:
                                              --------------------------------
                                           Title:
                                                 -----------------------------

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                                                                    ICAT    IMS

                      EXHIBIT A: DESCRIPTION OF COLLATERAL
                      ------------------------------------


         All of ICAT's assets, wherever located, whether now owned or hereafter acquired, including, without limitation, all tangible and intangible personal property of ICAT, including, without limitation, all of ICAT's:

         (a) inventory, accounts, accounts receivable, general intangibles, investments, investment property, deposit accounts, letter of credit rights, supporting obligations, documents, instruments and chattel paper, and all products and proceeds thereof, including insurance proceeds;

         (b) furniture, fixtures, equipment and machinery, including all parts, accessories, attachments, additions and replacements thereof, and all proceeds thereof, including insurance proceeds;

         (c) present and future rents, payments, issues, profits, income and proceeds from the sale or lease of personal property, and all accessories, attachments, additions and replacements thereof, and proceeds of all the foregoing, including insurance proceeds and all interest of ICAT in every lease, franchise, insurance policy, license or permit or other contractual right, whether written or verbal, covering all or any part of the foregoing, and all patents and trademark rights;

         (d) books, records, documents and ledgers pertaining to any or all of the foregoing, including, without limitation, all customer lists, credit files, computer records and all media upon which any of the foregoing may be stored or located; and

         (e) all proceeds and products of, and general intangibles related to, any and all of the foregoing collateral (including, without limitation, proceeds which constitute property and proceeds of any tort claims relating to any of the foregoing collateral).

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                                                                    ICAT    IMS